INVESCO INTERNATIONAL FUNDS, INC.

              Supplement to Investor Class and Class C Prospectuses
                             Dated February 15, 2000

Effective November 28, 2000, the INVESCO Latin American Growth Fund and INVESCO Pacific Basin Fund, pursuant to approval of the shareholders of those Funds of an Agreement and Plan of Liquidation and Termination at a special meeting held November 27, 2000, were liquidated. All references in the Prospectuses to Latin American Growth Fund and Pacific Basin Fund are hereby deleted effective November 28, 2000.

The date of this Supplement is November 28, 2000.